UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 2, 2018

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey	001-4802	22-0760120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive

Franklin Lakes, New Jersey 07417-1880

(Address of Principal Executive Offices)(Zip Code)

(201) 847-6800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 2.02. Results of Operations and Financial Condition.

As previously disclosed, on December 29, 2017, Becton, Dickinson and Company (“BD”) completed the acquisition of C.R. Bard, Inc. (“Bard”). Beginning with BD’s Form 10-Q for its second fiscal quarter of fiscal year 2018, BD will revise its reportable business segments (currently BD Medical and BD Life Sciences) by (i) including a new third segment, BD Interventional, which will include the majority of Bard’s product offerings and certain product offerings previously reported in BD’s Medical segment and (ii) including certain of Bard’s product offerings under BD’s existing Medical segment. Specifically,

BD Interventional Segment:

•	The new Surgery unit within the BD Interventional Segment includes Bard’s former Surgical Specialties Product Group (which includes hernia and soft tissue repair, biological grafts, biosurgery, and other surgical products). In addition, the new Surgery unit includes products (such as BD ChloraPrep™ surgical, certain infection prevention products, and V. Mueller™) that were previously reported in the former Medication and Procedural Solutions unit within the Medical Segment.

•	The new Peripheral Intervention unit within the BD Interventional Segment includes Bard’s former Vascular Product Group (which includes catheters, ports, chronic dialysis, feeding, vascular grafts, endovascular radiology, biopsy, drug coated balloons, stents, and other interventional products), as well as some products from Bard’s former Oncology Product Group (such as ports). In addition, the new Peripheral Intervention unit includes products (such as drainage) that were previously reported in the former Medication and Procedural Solutions unit.

•	The new Urology and Critical Care unit within the BD Interventional Segment includes the majority of Bard’s former Urology Product Group (such as catheters, continence, urological specialties, cancer diagnostics and therapy, and other products).

BD Medical Segment:

•	The new Medication Delivery Solutions unit within the BD Medical Segment includes the majority of BD’s former Medication and Procedural Solutions unit. In addition, the new Medication Delivery Solutions unit includes products that were formerly reported within Bard’s Oncology Product Group (such as PICCs, midlines, CVCs, acute dialysis, and ultrasonic imaging), as well as some products formerly reported within Bard’s Urology Product Group.

BD is providing supplemental unaudited historical combined financial information regarding the combined company in Exhibit 99.1 hereto, which is incorporated herein by reference.

The supplemental unaudited historical combined financial information presents adjusted “comparable” revenues for the combined company for BD’s 2016 and 2017 fiscal years, respectively, by business segment, geographic region and markets. Adjusted comparable revenues is a financial measure (a “non-GAAP financial measure”) that differs from revenues presented in accordance with U.S. generally accepted accounting principles (“GAAP”). The adjusted comparable revenues assumes the Bard acquisition occurred at the start of BD’s 2016 fiscal year and then further adjust for:

•	the realignment of certain product lines from BD’s Medical segment to BD’s Interventional segment and the realignment of certain Bard product lines to the BD Medical segment;

•	the realignment of Bard’s country reporting to align with BD’s existing presentation;

•	divestitures of BD’s Respiratory Solutions, BD Simplest and spine businesses, and the pending divestiture of BD’s soft tissue core needle biopsy product line and Bard’s Aspira® product line of tunneled home drainage catheters and accessories;

•	the reclassification of certain royalties previously reported by Bard as revenues; and

•	the elimination of certain revenues recognized between BD and Bard as intercompany revenues.

Reconciliations of this non-GAAP financial measure to GAAP revenues are contained in Exhibit 99.1.

We also present growth in adjusted comparable revenues from fiscal year 2016 to fiscal year 2017 on a “foreign currency-neutral” basis to eliminate the impact of fluctuations in foreign currency exchange rates by comparing the results between periods as if exchange rates had remained constant period-over-period. We calculate constant currency information by converting local currency financial results to U.S. dollars using the prior-period foreign currency exchange rates. The constant currency information we present may not be comparable to similar measures reported by other companies.

In addition, the supplemental unaudited historical combined financial information does not include any adjustments to fully conform to the accounting policies of BD. Additional supplemental unaudited historical combined financial information is available on BD’s website at www.bd.com/investors/.

We believe that the measure of adjusted comparable revenues presented facilitates comparisons of the results of the combined company going forward to prior periods and helps investors understand management’s revenue guidance for the combined company for fiscal year 2018.

The supplemental unaudited historical combined financial information has been prepared for illustrative purposes only, and is not necessarily indicative of the operating results or financial position that would have occurred if the Bard acquisition had been consummated on the date indicated, nor is the information necessarily indicative of the results of operations that may be expected for any future period or date. BD and Bard may have performed differently had they actually been combined during the periods presented and such differences may be material. The supplemental unaudited historical combined financial information should not be considered in isolation, or viewed as a replacement of, or superior to, results prepared in compliance with GAAP or any pro forma financial statements subsequently required by the rules and regulations of the Securities and Exchange Commission.

The information contained in this Current Report on Form 8-K and the Exhibit hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Supplemental unaudited historical combined financial information (furnished pursuant to Item 2.02).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By:	/s/ Gary DeFazio
Gary DeFazio
Senior Vice President, and Corporate Secretary

Date: February 2, 2018

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